UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31, 2014

Date of reporting period:	January 31, 2014

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Portfolio of Investments

First Quarter Report

January 31, 2014 (unaudited)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Fixed Income Securities (92.0%)
Brazil (10.3%)
Sovereign (10.3%)
Banco Nacional de Desenvolvimento Economico e Social,
5.50%, 7/12/20	$75,718		$77,232
6.50%, 6/10/19	56,000		60,550
			137,782
Chile (0.6%)
Sovereign (0.6%)
Chile Government International Bond,
5.50%, 8/5/20	CLP	4,665,000	8,483

Colombia (3.7%)
Sovereign (3.7%)
Colombia Government International Bond,
7.75%, 4/14/21	COP	29,000,000	15,644
9.85%, 6/28/27	46,000,000		27,893
12.00%, 10/22/15	11,000,000		6,097
			49,634
Hungary (7.9%)
Sovereign (7.9%)
Hungary Government Bond,
6.75%, 2/24/17	HUF	8,500,000	38,923
7.50%, 11/12/20	13,980,000		66,629
			105,552
Indonesia (5.8%)
Sovereign (5.8%)
Barclays Bank PLC, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/17/17 (a)(b)	IDR	360,000,000	31,122
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/17/17	154,683,530		13,372
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 12/15/20 (a)(b)	60,000,000		5,510
JPMorgan Chase Bank, London, Indonesia Government Bonds, Credit Linked Notes,
8.25%, 7/17/21	135,000,000		10,714
10.00%, 7/19/17(b)	192,525,000		16,644
			77,362
Malaysia (7.6%)
Sovereign (7.6%)
Malaysia Government Bond,
3.48%, 3/15/23	MYR	100,000	28,052
3.84%, 8/12/15	110,000		33,243
4.18%, 7/15/24	95,000		28,216
5.09%, 4/30/14	42,152		12,659
			102,170

Mexico (11.7%)
Sovereign (11.7%)
Mexican Bonos,
7.50%, 6/3/27	MXN	72,585	5,668
8.00%, 6/11/20	1,094,027		90,917
Petroleos Mexicanos (Units),
7.65%, 11/24/21 (a)(c)	791,300		60,214
			156,799
Peru (2.8%)
Sovereign (2.8%)
Peru Government Bond,
7.84%, 8/12/20	PEN	37,745	14,916
Peruvian Government International Bond (Units),
7.84%, 8/12/20 (c)	57,000		22,526
			37,442
Philippines (1.1%)
Sovereign (1.1%)
Philippine Government International Bond,
4.95%, 1/15/21	PHP	648,000	14,942

Poland (10.6%)
Sovereign (10.6%)
Poland Government Bond,
3.75%, 4/25/18	PLN	18,547	5,820
5.25%, 10/25/20	314,000		103,949
5.50%, 10/25/19	98,947		33,205
			142,974
Romania (1.3%)
Sovereign (1.3%)
Romania Government Bond,
5.90%, 7/26/17	RON	53,290	16,876

Russia (10.0%)
Corporate Bond (0.8%)
VimpelCom Holdings BV,
9.00%, 2/13/18 (a)	RUB	378,100	10,589

Sovereign (9.2%)
Russian Federal Bond - OFZ,
7.05%, 1/19/28	875,000		22,409
8.15%, 2/3/27	2,171,800		61,473
Russian Foreign Bond - Eurobond,
7.85%, 3/10/18	290,000		8,273
7.85%, 3/10/18 (a)	1,095,000		31,237
			123,392
			133,981
South Africa (8.9%)
Sovereign (8.9%)
Eskom Holdings SOC Ltd.,
5.75%, 1/26/21		$47,400	46,571
South Africa Government Bond,

6.75%, 3/31/21	ZAR	774,700	63,208
7.25%, 1/15/20	114,524		9,705
			119,484
Thailand (0.8%)
Sovereign (0.8%)
Thailand Government Bond,
3.63%, 6/16/23	THB	380,000	11,244

Turkey (7.5%)
Corporate Bond (3.0%)
Turkiye Garanti Bankasi AS,
7.38%, 3/7/18 (a)	TRY	111,480	40,822

Sovereign (4.5%)
Turkey Government Bond,
10.50%, 1/15/20	135,825		61,015

Venezuela (1.4%)
Sovereign (1.4%)
Petroleos de Venezuela SA,
8.50%, 11/2/17		$25,000	19,463
Total Fixed Income Securities (Cost $1,360,005)			1,236,025

	Shares	Value (000)
Short-Term Investment (8.0%)
Investment Company (8.0%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (d) (Cost $106,990)	106,989,572	106,990
Total Investments (100.0%) (Cost $1,466,995) (e)+		1,343,015
Liabilities in Excess of Other Assets		(364,043)
Net Assets		$978,972

(a)                                 144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)                                 Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on January 31, 2014.

(c)                                  Consists of one or more classes of securities traded together as a unit.

(d)                                 The Fund invests in the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Liquidity Funds with respect to assets invested by the Fund in the Liquidity Funds.

(e)                                  Securities are available for collateral in connection with open futures contracts.

+                                         At January 31, 2014, the U.S. Federal income tax cost basis of investments was approximately $1,466,995,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was approximately $123,980,000 of which approximately $7,547,000 related to appreciated securities and approximately $131,527,000 related to depreciated securities.

Futures Contracts:

The Fund had the following futures contracts open at January 31, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Depreciation (000)
Short:
U.S. Treasury 5 yr. Note	503	$(60,674)	Mar-14	(377)

OFZ		Obilgatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
CLP	—	Chilean Peso
COP	—	Colombian Peso
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	Romanian New Leu
RUB	—	Russian Ruble
THB	—	Thai Baht
TRY	—	Turkish Lira
ZAR	—	South African Rand

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Notes to the Portfolio of Investments • January 31, 2014 (unaudited)

Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — unadjusted quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$51,411	$—	$51,411
Sovereign	—	1,184,614	—	1,184,614
Total Fixed Income Securities	—	1,236,025	—	1,236,025
Short-Term Investment - Investment Company	106,990	—	—	106,990
Total Assets	106,990	1,236,025	—	1,343,015
Liabilities:
Futures Contracts	(377)	—	—	(377)
Total	$106,613	$1,236,025	$—	$1,342,638

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of January 31, 2014, the Fund did not have any investments transfer between investment levels.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 20, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
March 20, 2014